UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2022

UiPath, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40348	47-4333187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

452 5th Avenue, 22nd Floor
New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 432-0455

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	PATH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chris Weber

Effective April 4, 2022, the board of directors (the “Board”) of UiPath, Inc. (the “Company”) appointed Chris Weber, age 57, as the Company’s Chief Business Officer.

Mr. Weber has most recently served as Microsoft’s Corporate Vice President of their Corporate and SMB Commercial team from 2017 to the present. Previously, from 2014 to 2017, Mr. Weber served in various roles of increasing responsibility at Microsoft. Mr. Weber earned his bachelor’s degree in business administration from the University of Mount Union. Mr. Weber has not engaged in any transactions with the Company that are required to be reported pursuant to Item 404(a) of Regulation S-K.

Departure of Thomas Hansen

On March 30, 2022, UiPath announced that Chief Revenue Officer Thomas Hansen is leaving the Company to pursue other opportunities. Mr. Hansen will remain with the Company through the end of the first quarter fiscal 2023 to assist with the transition.

Item 7.01	Regulation FD Disclosure.

On March 30, 2022, the Company issued a press release announcing the appointment of Mr. Weber and the departure of Mr. Hansen. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated March 30, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIPATH, INC.

Date: March 30, 2022	By:	/s/ Brad Brubaker
	Name:	Brad Brubaker
	Title:	Chief Legal Officer & Secretary